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                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

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                                      FORM 8-K


                                  CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):  January 1, 1999

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                            HARRAH'S ENTERTAINMENT, INC.
               (Exact name of registrant as specified in its charter)

            DELAWARE                  1-10410                    62-1411755
  (State or other jurisdiction      (Commission               (I.R.S. Employer
of incorporation or organization)   File Number)             Identification No.)

            1023 CHERRY ROAD
           MEMPHIS, TENNESSEE                                       38117
(Address of Principal Executive Offices)                          (Zip Code)

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                                   (901) 762-8600
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                (Registrant's telephone number, including area code)


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           (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

               On January 1, 1999, Harrah's Entertainment, Inc., a Delaware corporation (the "Registrant"), consummated its acquisition of Rio Hotel & Casino, Inc., a Nevada corporation ("Rio"), pursuant to that certain Agreement and Plan of Merger, dated as of August 9, 1998 and amended as of September 4, 1998 (the "Merger Agreement"), by and among the Registrant, HEI Acquisition Corp. III, a Nevada corporation and a direct, wholly-owned subsidiary of the Registrant ("Merger Sub"), and Rio. The Registrant's acquisition of Rio was effected by merging Merger Sub with and into Rio (the "Merger"), with Rio continuing as the surviving corporation.

               A special meeting of the stockholders of Rio was held on November 18, 1998, at which the stockholders of Rio were asked, pursuant to the Joint Proxy Statement/Prospectus contained within the Registrant's registration statement on Form S-4 (No. 333-65759) filed with the Securities and Exchange Commission on October 15, 1998 (the "Joint Proxy Statement/Prospectus"), to consider and vote upon the Merger Agreement. The stockholders of Rio approved and adopted the Merger Agreement at such meeting.

               A special meeting of the stockholders of the Registrant also was held on November 18, 1998, at which the stockholders of the Registrant were asked, pursuant to the Joint Proxy Statement/Prospectus, to consider and vote upon the issuance of the common stock, par value $0.10 ("HET Common Stock"), of the Registrant in connection with the Merger. The stockholders of the Registrant approved the issuance of HET Common Stock at such meeting.

               Following receipt of stockholder and regulatory approvals, the Articles of Merger with respect to the Merger were filed with the Secretary of State of the State of Nevada. This filing was accepted and the Merger became effective on January 1, 1999. Immediately following the Merger, the Registrant contributed the capital stock of Rio to Harrah's Operating Company, Inc., a Delaware corporation.

               The Registrant, through Rio and its subsidiaries, intends to continue to devote the assets associated with Rio and its subsidiaries to generally the same purposes as these assets were employed prior to the Merger.

               As consideration for the Merger, the Registrant agreed to issue one share of HET Common Stock in exchange for each share of common stock, par value $0.01 per share, of Rio, issued and outstanding immediately prior to the Merger. The Registrant also assumed Rio's outstanding long-term debt.

               HET Common Stock is listed on the New York Stock Exchange and trades under the symbol "HET." HET Common Stock also is listed on the Chicago Stock Exchange, the Pacific Exchange and the Philadelphia Stock Exchange.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (a)    Financial statements of businesses acquired.

               The audited financial statements of Rio for the three previous fiscal years, and the accountant's report related thereto, set forth in Rio's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and the unaudited financial statements for the period ended September 30, 1998 set forth in Rio's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, are incorporated herein by reference.

               (b)    Pro forma financial information.

               The required pro forma financial information relating to the Registrant's acquisition of Rio for the nine months ended September 30, 1998 and the twelve months ended December 31, 1997 is attached hereto as an exhibit.

               (c)    Exhibits

         2(1) Agreement and Plan of Merger, dated as of August 9, 1998 and amended as of September 4, 1998, by and among Harrah's Entertainment, Inc., HEI Acquisition Corp. III and Rio Hotel & Casino, Inc. (incorporated by reference from the Registrant's Current Reports on Form 8-K, filed August 14, 1998 and September 4, 1998).

         23(1) Consent of Arthur Andersen LLP.

         99(1) Text of Press Release, dated January 1, 1999, of the
               Registrant.

         99(2) Harrah's Entertainment, Inc.'s Unaudited Pro Forma
               Condensed Financial Statements for the Nine Months Ended September 30, 1998 and the Twelve Months Ended December 31, 1997.


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                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             HARRAH'S ENTERTAINMENT, INC.


Date:  January 4, 1999          By:  /s/  E. O. Robinson, Jr.
                                   ---------------------------------
                                   Name:  E. O. Robinson, Jr.
                                   Title: Senior Vice President and
                                          General Counsel


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